                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                    FORM T-1

                            Statement of Eligibility
                     Under the Trust Indenture Act of 1939
                 of a Corporation Designated to Act as Trustee

                Check if an Application to Determine Eligibility
               of a Trustee Pursuant to Section 305(b)(2) ______


                         HARRIS TRUST AND SAVINGS BANK
                               (Name of Trustee)

        Illinois                                         36-1194448
(State of Incorporation)                    (I.R.S. Employer Identification No.)

                111 West Monroe Street, Chicago, Illinois  60603
                    (Address of principal executive offices)

                Judith Bartolini, Harris Trust and Savings Bank,
                311 West Monroe Street, Chicago, Illinois, 60606
                  312-461-2527 phone   312-461-3525 facsimile
           (Name, address and telephone number for agent for service)


                               MESA OPERATING CO.
                               (Name of Obligor)

                                   MESA INC.
                              (Name of Guarantor)

     Delaware                                              75-2516853


       Texas                                               75-2394500
(State of Incorporation)                        (I.R.S. Employer Identification
                                                               No.)


                           1400 Williams Square West
                         5205 North O'Connor Boulevard
                             Irving TX  75039-3746
                    (Address of principal executive offices)



                       Senior Subordinated Notes due 2006
                        (Title of indenture securities)

1.    GENERAL INFORMATION.  Furnish the following information as to the
      Trustee:

      (a) Name and address of each examining or supervising authority to which it is subject.

               Commissioner of Banks and Trust Companies, State of Illinois, Springfield, Illinois; Chicago Clearing House Association, 164 West Jackson Boulevard, Chicago, Illinois; Federal Deposit Insurance Corporation, Washington, D.C.; The Board of Governors of the Federal Reserve System,Washington, D.C.

      (b)  Whether it is authorized to exercise corporate trust powers.

               Harris Trust and Savings Bank is authorized to exercise corporate trust powers.

2. AFFILIATIONS WITH OBLIGOR. If the Obligor is an affiliate of the Trustee, describe each such affiliation.

               The Obligor is not an affiliate of the Trustee.

3. thru 15.

                       NO RESPONSE NECESSARY

16.   LIST OF EXHIBITS.

      1. A copy of the articles of association of the Trustee is now in effect which includes the authority of the trustee to commence business and to exercise corporate trust powers.

               A copy of the Certificate of Merger dated April 1, 1972 between Harris Trust and Savings Bank, HTS Bank and Harris Bankcorp, Inc. which constitutes the articles of association of the Trustee as now in effect and includes the authority of the Trustee to commence business and to exercise corporate trust powers was filed in connection with the Registration Statement of Louisville Gas and Electric Company, File No. 2-44295, and is incorporated herein by reference.

      2.       A copy of the existing by-laws of the Trustee.

               A copy of the existing by-laws of the Trustee was filed in connection with the Registration Statement of C-Cube Microsystems Inc., File No. 33-97166, and is incorporated herein by reference.

      3. The consents of the Trustee required by Section 321(b) of the Act.

                       (included as Exhibit A on page 2 of this statement)

      4. A copy of the latest report of condition of the Trustee published pursuant to law or the requirements of its supervising or examining authority.

                       (included as Exhibit B on page 3 of this statement)

                                   SIGNATURE


Pursuant to the requirements of the Trust Indenture Act of 1939, the Trustee, HARRIS TRUST AND SAVINGS BANK, a corporation organized and existing under the laws of the State of Illinois, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Chicago, and State of Illinois, on the 13th day of June, 1996.

HARRIS TRUST AND SAVINGS BANK


By: /s/ J. Bartolini
    ------------------------------
      J. Bartolini
      Vice President

EXHIBIT A

The consents of the trustee required by Section 321(b) of the Act.

Harris Trust and Savings Bank, as the Trustee herein named, hereby consents that reports of examinations of said trustee by Federal and State authorities may be furnished by such authorities to the Securities and Exchange Commission upon request therefor.

HARRIS TRUST AND SAVINGS BANK


By: /s/ J. Bartolini
    ------------------------------
      J. Bartolini
      Vice President

                                                                       EXHIBIT B

Attached is a true and correct copy of the statement of condition of Harris Trust and Savings Bank as of March 31, 1996, as published in accordance with a call made by the State Banking Authority and by the Federal Reserve Bank of the Seventh Reserve District.

                              [HARRIS BANK LOGO]


                         Harris Trust and Savings Bank
                             111 West Monroe Street
                            Chicago, Illinois  60603

of Chicago, Illinois, And Foreign and Domestic Subsidiaries, at the close of business on March 31, 1996, a state banking institution organized and operating under the banking laws of this State and a member of the Federal Reserve System. Published in accordance with a call made by the Commissioner of Banks and Trust Companies of the State of Illinois and by the Federal Reserve Bank of this District.

                                        Bank's Transit Number 71000288


                                                                                                    THOUSANDS
                                                ASSETS                                              OF DOLLARS
 Cash and balances due from depository institutions:
       Non-interest bearing balances and currency and coin.............................                         $971,800
       Interest bearing balances.......................................................                         $508,198
 Securities:...........................................................................                               $0
 a.  Held-to-maturity securities                                                                              $2,925,091
 b.  Available-for-sale securities
 Federal funds sold and securities purchased under agreements to resell in domestic offices of the bank and of its Edge and Agreement subsidiaries, and in IBF's:
       Federal funds sold..............................................................                         $304,450
       Securities purchased under agreements to resell.................................                               $0
 Loans and lease financing receivables:
       Loans and leases, net of unearned income........................................      $7,653,290
       LESS:  Allowance for loan and lease losses......................................         $97,833
                                                                                        ---------------

       Loans and leases, net of unearned income, allowance, and reserve
       (item 4.a minus 4.b)............................................................                       $7,555,457
 Assets held in trading accounts.......................................................                         $107,161
 Premises and fixed assets (including capitalized leases)..............................                         $139,122
 Other real estate owned...............................................................                             $203
 Investments in unconsolidated subsidiaries and associated companies...................                             $200
 Customer's liability to this bank on acceptances outstanding..........................                          $71,355
 Intangible assets.....................................................................                          $18,251
 Other assets..........................................................................                         $474,460
                                                                                                   ---------------------
 TOTAL ASSETS                                                                                                $13,075,748
                                                                                                   =====================

                                          LIABILITIES
 Deposits:
      In domestic offices......................................................................                        $4,830,361
       Non-interest bearing....................................................................          $2,390,307
       Interest bearing........................................................................          $2,440,054
      In foreign offices, Edge and Agreement subsidiaries, and IBF's...........................                        $2,990,031
       Non-interest bearing....................................................................             $71,451
       Interest bearing........................................................................          $2,918,580
 Federal funds purchased and securities sold under agreements to repurchase in domestic offices of the bank and of its Edge and Agreement subsidiaries, and in IBF's:
      Federal funds purchased..................................................................                          $882,146
      Securities sold under agreements to repurchase...........................................                        $2,020,913
 Trading Liabilities                                                                                                      $66,711
 Other borrowed money:.........................................................................
 a.  With remaining maturity of one year or less                                                                          $11,520
 b.  With remaining maturity of more than one year                                                                       $897,852
 Bank's liability on acceptances executed and outstanding                                                                 $71,355
 Subordinated notes and debentures.............................................................                          $295,000
 Other liabilities.............................................................................                          $186,774
                                                                                                         ------------------------

 TOTAL LIABILITIES                                                                                                    $12,252,663
                                                                                                         ========================


                                        EQUITY CAPITAL
 Common stock..................................................................................                          $100,000

 Surplus.......................................................................................                          $275,000
 a.  Undivided profits and capital reserves....................................................                          $470,392
 b.  Net unrealized holding gains (losses) on available-for-sale securities                                              ($22,307)
                                                                                                         ------------------------

 TOTAL EQUITY CAPITAL                                                                                                    $823,085
                                                                                                         ========================
 Total liabilities, limited-life preferred stock, and equity capital...........................                       $13,075,748
                                                                                                         ========================


         I, Steve Neudecker, Vice President of the above-named bank, do hereby declare that this Report of Condition has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true to the best of my knowledge and belief.

                                STEVE NEUDECKER
                                    4/30/96

         We, the undersigned directors, attest to the correctness of this Report of Condition and declare that it has been examined by us and, to the best of our knowledge and belief, has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and the Commissioner of Banks and Trust Companies of the State of Illinois and is true and correct.

              EDWARD W. LYMAN,
              ALAN G. McNALLY,
              MARIBETH S. RAHE
                                                                      Directors.

                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                    FORM T-1

                            Statement of Eligibility
                     Under the Trust Indenture Act of 1939
                 of a Corporation Designated to Act as Trustee

                Check if an Application to Determine Eligibility
               of a Trustee Pursuant to Section 305(b)(2) ______


                         HARRIS TRUST AND SAVINGS BANK
                               (Name of Trustee)

       Illinois                                            36-1194448
(State of Incorporation)                        (I.R.S. Employer Identification
                                                                No.)

                111 West Monroe Street, Chicago, Illinois  60603
                    (Address of principal executive offices)

                Judith Bartolini, Harris Trust and Savings Bank,
                311 West Monroe Street, Chicago, Illinois, 60606
                  312-461-2527 phone   312-461-3525 facsimile
           (Name, address and telephone number for agent for service)


                               MESA OPERATING CO.
                               (Name of Obligor)

                                   MESA INC.
                              (Name of Guarantor)

        Delaware                                            75-2516853


         Texas                                              75-2394500
(State of Incorporation)                        (I.R.S. Employer Identification
                                                               No.)


                           1400 Williams Square West
                         5205 North O'Connor Boulevard
                             Irving TX  75039-3746
                    (Address of principal executive offices)



                  Senior Subordinated Discount Notes due 2006
                        (Title of indenture securities)

1.    GENERAL INFORMATION.  Furnish the following information as to the
      Trustee:

      (a) Name and address of each examining or supervising authority to which it is subject.

                 Commissioner of Banks and Trust Companies, State of Illinois, Springfield, Illinois; Chicago Clearing House Association, 164 West Jackson Boulevard, Chicago, Illinois; Federal Deposit Insurance Corporation, Washington, D.C.; The Board of Governors of the Federal Reserve System,Washington, D.C.

      (b)  Whether it is authorized to exercise corporate trust powers.

                 Harris Trust and Savings Bank is authorized to exercise corporate trust powers.

2. AFFILIATIONS WITH OBLIGOR. If the Obligor is an affiliate of the Trustee, describe each such affiliation.

                 The Obligor is not an affiliate of the Trustee.

3. thru 15.

                 NO RESPONSE NECESSARY

16.   LIST OF EXHIBITS.

      1. A copy of the articles of association of the Trustee is now in effect which includes the authority of the trustee to commence business and to exercise corporate trust powers.

           A copy of the Certificate of Merger dated April 1, 1972 between Harris Trust and Savings Bank, HTS Bank and Harris Bankcorp, Inc. which constitutes the articles of association of the Trustee as now in effect and includes the authority of the Trustee to commence business and to exercise corporate trust powers was filed in connection with the Registration Statement of Louisville Gas and Electric Company, File No. 2-44295, and is incorporated herein by reference.

      2.   A copy of the existing by-laws of the Trustee.

           A copy of the existing by-laws of the Trustee was filed in connection with the Registration Statement of C-Cube Microsystems Inc., File No. 33-97166, and is incorporated herein by reference.

      3.   The consents of the Trustee required by Section 321(b) of the Act.

                 (included as Exhibit A on page 2 of this statement)

      4. A copy of the latest report of condition of the Trustee published pursuant to law or the requirements of its supervising or examining authority.

                 (included as Exhibit B on page 3 of this statement)

                                   SIGNATURE


Pursuant to the requirements of the Trust Indenture Act of 1939, the Trustee, HARRIS TRUST AND SAVINGS BANK, a corporation organized and existing under the laws of the State of Illinois, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Chicago, and State of Illinois, on the 13th day of June, 1996.

HARRIS TRUST AND SAVINGS BANK


By: /s/ J. Bartolini
    -------------------------------
      J. Bartolini
      Vice President

EXHIBIT A

The consents of the trustee required by Section 321(b) of the Act.

Harris Trust and Savings Bank, as the Trustee herein named, hereby consents that reports of examinations of said trustee by Federal and State authorities may be furnished by such authorities to the Securities and Exchange Commission upon request therefor.

HARRIS TRUST AND SAVINGS BANK


By: /s/ J. Bartolini
    -------------------------------
      J. Bartolini
      Vice President

                                                                       EXHIBIT B

Attached is a true and correct copy of the statement of condition of Harris Trust and Savings Bank as of March 31, 1996, as published in accordance with a call made by the State Banking Authority and by the Federal Reserve Bank of the Seventh Reserve District.

                              [HARRIS BANK LOGO]


                         Harris Trust and Savings Bank
                             111 West Monroe Street
                            Chicago, Illinois  60603

of Chicago, Illinois, And Foreign and Domestic Subsidiaries, at the close of business on March 31, 1996, a state banking institution organized and operating under the banking laws of this State and a member of the Federal Reserve System. Published in accordance with a call made by the Commissioner of Banks and Trust Companies of the State of Illinois and by the Federal Reserve Bank of this District.

                                        Bank's Transit Number 71000288


                                                                                                            THOUSANDS
                                            ASSETS                                                         OF DOLLARS
 Cash and balances due from depository institutions:
       Non-interest bearing balances and currency and coin.............................                            $971,800
       Interest bearing balances.......................................................                            $508,198

 Securities:...........................................................................
 a.  Held-to-maturity securities                                                                                         $0
 b.  Available-for-sale securities                                                                               $2,925,091
 Federal funds sold and securities purchased under agreements to resell in domestic offices of the bank and of its Edge and Agreement subsidiaries, and in IBF's:
       Federal funds sold..............................................................                            $304,450
       Securities purchased under agreements to resell.................................                                  $0
 Loans and lease financing receivables:
       Loans and leases, net of unearned income........................................           $7,653,290
       LESS:  Allowance for loan and lease losses......................................              $97,833
                                                                                             ---------------

       Loans and leases, net of unearned income, allowance, and reserve
       (item 4.a minus 4.b)............................................................                          $7,555,457
 Assets held in trading accounts.......................................................                            $107,161
 Premises and fixed assets (including capitalized leases)..............................                            $139,122
 Other real estate owned...............................................................                                $203
 Investments in unconsolidated subsidiaries and associated companies...................                                $200
 Customer's liability to this bank on acceptances outstanding..........................                             $71,355
 Intangible assets.....................................................................                             $18,251
 Other assets..........................................................................                            $474,460
                                                                                                      ---------------------
 TOTAL ASSETS
                                                                                                                $13,075,748
                                                                                                      =====================

                                          LIABILITIES
 Deposits:
      In domestic offices......................................................................                         $4,830,361
       Non-interest bearing....................................................................          $2,390,307
       Interest bearing........................................................................          $2,440,054
      In foreign offices, Edge and Agreement subsidiaries, and IBF's...........................                         $2,990,031
       Non-interest bearing....................................................................             $71,451
       Interest bearing........................................................................          $2,918,580
 Federal funds purchased and securities sold under agreements to repurchase in domestic offices of the bank and of its Edge and Agreement subsidiaries, and in IBF's:
      Federal funds purchased..................................................................                           $882,146
      Securities sold under agreements to repurchase...........................................                         $2,020,913
 Trading Liabilities                                                                                                       $66,711
 Other borrowed money:.........................................................................
 a.  With remaining maturity of one year or less                                                                          $897,852
 b.  With remaining maturity of more than one year                                                                         $11,520
 Bank's liability on acceptances executed and outstanding                                                                  $71,355
 Subordinated notes and debentures.............................................................                           $295,000
 Other liabilities.............................................................................                           $186,774
                                                                                                          ------------------------
 TOTAL LIABILITIES                                                                                                     $12,252,663
                                                                                                          ========================


                                        EQUITY CAPITAL
 Common stock..................................................................................                           $100,000
 Surplus.......................................................................................                           $275,000
 a.  Undivided profits and capital reserves....................................................                           $470,392
 b.  Net unrealized holding gains (losses) on available-for-sale securities                                              ($22,307)
                                                                                                          ------------------------

 TOTAL EQUITY CAPITAL                                                                                                     $823,085
                                                                                                          ========================
 Total liabilities, limited-life preferred stock, and equity capital...........................                        $13,075,748
                                                                                                          ========================

         I, Steve Neudecker, Vice President of the above-named bank, do hereby declare that this Report of Condition has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true to the best of my knowledge and belief.

                                STEVE NEUDECKER
                                    4/30/96

         We, the undersigned directors, attest to the correctness of this Report of Condition and declare that it has been examined by us and, to the best of our knowledge and belief, has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and the Commissioner of Banks and Trust Companies of the State of Illinois and is true and correct.

               EDWARD W. LYMAN,
               ALAN G. McNALLY,
               MARIBETH S. RAHE
                                                                      Directors.